UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.

On May 3, 2012, NorthStar Realty Finance Corp. (the “Company”) issued a press release announcing results of operations for the quarter ended March 31, 2012. The Company previously furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K, dated May 3, 2012, pursuant to General Instruction B.2 of Form 8-K. A version of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in this Form 8-K and in the exhibit hereto to the Company’s website, www.nrfc.com, shall not be deemed to include the contents of the website in this Form 8-K or in the exhibit hereto. The information included in this Form 8-K and in the exhibit hereto is to be considered “filed” under the Securities Exchange Act of 1934, as amended.

ITEM 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: May 3, 2012	By:	/s/ Ronald J. Lieberman

Ronald J. Lieberman
Executive Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 3, 2012.